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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________


         Date of report (Date of earliest event reported): July 31, 2001



                               AF BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)



   FEDERALLY                       000-24479                    56-2098545
   CHARTERED                      (Commission                (IRS Employer
(State or other                   File Number)               Identification No.)
jurisdiction of
incorporation)


         21 EAST ASHE STREET
         WEST JEFFERSON, NORTH CAROLINA                          28694
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (336) 246-4344


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)









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ITEMS 1 THROUGH 3.         Not Applicable.

ITEM 4.

         The Board of Directors of AF Bankshares, Inc. (the "Registrant") has declined to reappoint its former accountant, McGladrey & Pullen, LLP ("McGladrey") as of July 31, 2001. The decision to change accountants was recommended and approved by the audit committee of the Board of Directors of the Registrant (the "Audit Committee").

         During the fiscal years ended June 30, 1999 and 2000 and subsequent interim periods, the financial statements of the Registrant did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         Further, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to McGladrey's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement.

         The Registrant has provided McGladrey with a copy of this Report, and has requested that McGladrey furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. Such letter will be filed by amendment as an exhibit to this Report.

         As of the date of this Report, the Registrant has not yet engaged a firm to serve as its principal accountant.

ITEMS 5 THROUGH 6.         Not applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) No financial statements are required to be filed with this report.

         (b) No Pro forma financial information is required to be filed with this report.




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         (c)      Exhibits

                  The following Exhibits are filed as part of this report:

                  EXHIBIT NO.:

                  (16)              Letter re: Change in Certifying Accountant.*

ITEMS 8 THROUGH 9.         Not Applicable.




* To be filed by amendment.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AF BANKSHARES, INC.


                                       By: /s/ James A. Todd
                                           -------------------------------------
                                           James A. Todd
                                           President and Chief Executive Officer




Date: August 3, 2001